UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 21, 2005


                        ICON CASH FLOW PARTNERS L.P. SIX
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                         000-28136                13-3723089
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 (State or other jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

     ICON Cash Flow Partners L.P. Six (the "Partnership"), hereby amends its Current Report on Form 8-K dated October 21, 2005 to provide the required pro forma financial statements of the Partnership relating to the sale by the Partnership's majority owned subsidiary, ICON Cash Flow Partners L.L.C. II, of a McDonnell Douglas aircraft as described in such Current Report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information

         The following financial statements of the Partnership are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

     (1)  Pro  Forma  Consolidated  Balance  Sheet  as  of  September  30,  2005
          (unaudited)

     (2) Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2005 (unaudited)

     (3) Notes to Pro Forma Consolidated Financial Statements September 30, 2005 (unaudited)



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ICON CASH FLOW PARTNERS L.P. SIX

                                 By: ICON CAPITAL CORP., its General Partner



                                 By: /s/ Thomas W. Martin
                                 ----------------------------------------
Date: January 6, 2006            Thomas W. Martin
                                 Executive Vice President

9.01(b) PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following unaudited pro forma consolidated balance sheet and results of operations relate to the sale of an aircraft that had been on lease with Aerovias de Mexico, S.A. de C.V. ("Aeromexico"). The consolidated balance sheet is as of and for the nine months ended September 30, 2005 and assumes the sale occurred as of September 30, 2005. The consolidated results of operations are for the nine months ended September 30, 2005 and assume the sale occurred on January 1, 2005. The pro forma information is for informational purposes only and may not necessarily reflect the results of operations had this equipment been sold as of January 1, 2005.

     ICON Cash Flow Partners L.L.C. II (the "Company"), a 99% owned subsidiary of ICON Cash Flow Partners L.P. Six (the "Partnership"), owned a beneficial interest in a McDonnell Douglas model MD-83 aircraft that had been on lease to Aeromexico. On October 21, 2005, the Company sold its interest in the aircraft to FINOVA Capital Corporation ("FINOVA") in exchange for the cancellation of the then outstanding balance of non-recourse debt and accrued interest owed to FINOVA in the amount of $9,503,682.

                        ICON Cash Flow Partners L.P. Six
                        (A Delaware Limited Partnership)
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2005
                                   (Unaudited)


                                            September 30, 2005       Pro Forma        September 30, 2005
                                               (Historical)         Adjustments           (Pro Forma)
                                               ------------         -----------           -----------

     Assets

Cash and cash equivalents                    $         308,784                             $       308,784
                                             -----------------    --------------           ---------------

Investments in finance leases:
   Minimum rents receivable                            186,250                                     186,250
   Unearned income                                        (545)                                       (545)
                                             -----------------    --------------           ---------------

                                                       185,705              -                     185,705
                                             -----------------    --------------           ---------------

Investments in operating leases:
   Equipment, at cost                               17,600,639       (17,600,639) (2)               -
   Accumulated depreciation                         (8,619,020)        8,619,020  (2)               -
                                             -----------------    --------------           ---------------

                                                     8,981,619        (8,981,619)                   -
                                             -----------------    --------------           ---------------

Other assets, net                                       22,440                                      22,440
                                             -----------------    --------------           ---------------


Total assets                                 $       9,498,548    $   (8,981,619)          $       516,929
                                             =================    ==============           ===============

   Liabilities and Partners' Equity

Notes payable - non-recourse
   and accrued interest                              9,503,682        (9,503,682) (3)               -
                                            ------------------    --------------           ----------------

   Total liabilities                                 9,503,682        (9,503,682)                   -
                                            ------------------    --------------           ----------------

Partners' equity                                        (5,134)          522,063  (2,3)            516,929
                                            ------------------    --------------           ----------------

Total liabilities and partners' equity      $        9,498,548    $   (8,981,619)          $        516,929
                                            ==================    ==============           ================


                        ICON Cash Flow Partners L.P. Six
                        (A Delaware Limited Partnership)
                 Pro Forma Consolidated Statement of Operations
                      Nine Months Ended September 30, 2005
                                   (Unaudited)



                                                     September 30, 2005       Pro Forma   September 30, 2005
                                                        (Historical)         Adjustments     (Pro Forma)
                                                        -----------          -----------     -----------

Revenue:
   Rental income                                      $    686,629     $   (675,000)  (1)  $        11,629
   Finance income                                            2,422                                   2,422
   Net gain on sales of equipment                          (12,099)                                (12,099)
   Income from investments in joint venture                 17,022                                  17,022
   Other income                                              3,214                                   3,214
                                                      ------------     ------------        ---------------

Total revenue                                              697,188         (675,000)                22,188
                                                      ------------     ------------        ---------------
Expenses:
   Interest                                                838,983         (838,983)  (1)            -
   General and administrative                               85,435                                  85,435
   Minority interest                                        (1,640)           1,640   (1)            -
                                                      ------------     ------------        ---------------

Total expenses                                             922,778         (837,343)                85,435
                                                      ------------     ------------        ---------------

Net loss                                              $   (225,590)    $    162,343        $       (63,247)
                                                      ============     ============        ===============


Net loss allocable to:
   Limited Partners                                   $   (223,334)    $    160,719        $       (62,615)
   General Partner                                          (2,256)           1,624                  (632)
                                                     -------------     ------------        ---------------

                                                      $   (225,590)    $    162,343        $       (63,247)
                                                      ============     ============        ===============

Weighted average number of
    limited partnership units outstanding                  377,758          377,758                377,758
                                                      ------------     ------------        ---------------

 Net loss per weighted average
    limited partnership unit                          $     (0.59)     $       0.42        $         (0.17)
                                                      ============     ============        ===============


                        ICON Cash Flow Partners L.P. Six
                        (A Delaware Limited Partnership)
              Notes To Pro Forma Consolidated Financial Statements
                               September 30, 2005
                                   (Unaudited)


Note 1- The pro forma adjustments relating to the sale of the aircraft to the consolidated balance sheet and results of operations as of and for the nine months ended September 30, 2005 are as follows:


(1)  To remove income and expenses relating to the aircraft.
(2)  To  remove  the  aircraft's   capitalized  costs  and  related  accumulated
     depreciation.
(3)  To remove the debt related to the aircraft.